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                                                                    EXHIBIT 99.2


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                             INTERPOOL CAPITAL TRUST

                                 EXCHANGE OFFER
                                TO HOLDERS OF ITS
                            9 7/8% SERIES A CAPITAL SECURITIES
                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)

                          NOTICE OF GUARANTEED DELIVERY

         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Interpool Capital Trust (the "Trust") made pursuant to the Prospectus dated __________________, 1997 (the "Prospectus") and the accompanying Letter of Transmittal, if certificates for the above-referenced Capital Securities (the "Private Capital Securities") are not immediately available or time will not permit all required documents to reach the Exchange Agent (as defined below) prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer (as defined below) or if the procedures for book-entry transfer cannot be completed on a timely basis. Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Exchange Agent.

          To: IBJ SCHRODER BANK & TRUST COMPANY (the "Exchange Agent")

By Registered or Certified Mail:      By Hand or Overnight Delivery:
IBJ Schroder Bank & Trust Company     IBJ Schroder Bank & Trust Company
P.O. Box 84                           One State Street
Bowling Green Station                 New York, New York 10004
New York, New York 10274-0084         Attn: Securities Transfer Window
Attn: Reorganization                        Subcellar One
      Operations Dept.



                                  By Facsimile:
                              IBJ Schroder Bank &
                                 Trust Company
                              Attn: Reorganization
                                Operations Dept.
                                 (212) 858-2611
                        (For Eligible Institutions Only)
                              Confirm by telephone:
                                 (212) 858-2103

       DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER
          THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A
        FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE
                      WILL NOT CONSTITUTE A VALID DELIVERY.



Ladies and Gentlemen:

         The undersigned hereby tenders to the Trust upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of Private Capital Securities set forth below, pursuant to the guaranteed delivery procedure described in the Prospectus and the Letter of Transmittal.

Signature(s) ________________________     Address ______________________________

_____________________________________     ______________________________________

Name(s)______________________________     Area Code and Tel. No.(s)_____________

_____________________________________     If Private Capital Securities will be
Please Type or Print                      delivered by book-entry transfer,
                                          check box and provide account number.

Certificate Nos. (if available)______     / /   The Depository Trust Company
                                          Account Number:_______________________

Principal Amount of Private Capital
Securities Represented by
Certificate(s)_______________________


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                                    GUARANTEE


         The undersigned, member of a recognized signature guarantee medallion program within the meaning of Rule 17A(d)-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby guarantees (a) that the above-named person(s) own(s) the above-described securities tendered hereby within the meaning of Rule 10b-4 under the Exchange Act, (b) that such tender of the above-described securities complies with Rule 10b-4 and (c) that delivery to the Exchange Agent of certificates representing the principal amount of Private Capital Securities tendered hereby, in proper form for transfer, or timely confirmation of the book-entry transfer of such Private Capital Securities into the Exchange Agent's account at the Depository Trust Company, in either case with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and any other required documents, will be received by the Exchange Agent at one of its addresses set forth above, no later than five New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.


____________________________                         __________________________
Name of Firm                                         Authorized Signature


____________________________                         __________________________
Address                                              Title


____________________________
Zip Code                                             Please Type or Print

Area Code and Tel. No.________________               Dated _____________________


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